UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2008

CAPITAL BANK CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina	000-30062	56-2101930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Fayetteville Street, Suite 700
Raleigh, North Carolina 27601
(Address of principal executive offices) (Zip Code)

 (919) 645-6400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 12, 2008, as part of the Troubled Asset Relief Program (“TARP”) Capital Purchase Program, Capital Bank Corporation (the “Company”) entered into a letter agreement by and between the United States Department of the Treasury (the “Treasury”) and the Company dated December 12, 2008 (the “Letter Agreement”) and the Securities Purchase Agreement – Standard Terms, (the Securities Purchase Agreement – Standard Terms, including the annexes thereto, and the Letter Agreement, including the schedules thereto, are together referred to as the “Purchase Agreement”), pursuant to which the Company sold, and the Treasury purchased, for an aggregate purchase price of $41,279,000 in cash: (1) 41,279 shares of the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A , liquidation preference of $1,000 per share (the “Preferred Shares”); and (2) a ten-year warrant to purchase up to 749,619 shares of the Company’s common stock at an exercise price, subject to anti-dilution adjustments, of $8.26 per share (the “Warrant”).

The Preferred Shares are structured to qualify as Tier 1 capital and will pay cumulative dividends at a rate of 5% per annum for the first five years and 9% per annum thereafter. The Preferred Shares have no maturity date and rank senior to the common stock with respect to the payment of dividends and distributions and amounts payable upon liquidation, dissolution and winding up of the Company. After three years, the Company may, at its option, redeem the Preferred Shares, in whole or in part, at any time and from time to time, for cash at a per share amount equal to the sum of the liquidation preference per share plus any accrued and unpaid dividends. Prior to the end of three years, the Preferred Shares may be redeemed by the Company only if (1) the Company has raised aggregate gross proceeds in one or more Qualified Equity Offerings (as defined in the Purchase Agreement) of at least $10,319,750 and (ii) the aggregate redemption price does not exceed the aggregate net proceeds from such Qualified Equity Offerings.

The Warrant is exercisable at $8.26 per share at any time on or before December 12, 2018. The number of shares of common stock issuable upon exercise of the Warrant and the exercise price per share will be adjusted if specific events occur. The Treasury has agreed not to exercise voting power with respect to any shares of common stock issued upon exercise of the Warrant.

The Purchase Agreement also subjects the Company and its senior executive officers (“SEOs”) to certain compensation limitations included in the Emergency Economic Stabilization Act of 2008 (“EESA”). Consequently, under the terms of the Purchase Agreement, the Company has agreed that, until such time as Treasury ceases to own any securities acquired from the Company pursuant to the Purchase Agreement, the Company will take all necessary action to ensure that its benefit plans with respect to its SEOs comply with Section 111(b) of EESA as implemented by any guidance or regulation under EESA that has been issued and is in effect as of the date of issuance of the Preferred Shares and the Warrant, and will not adopt any benefit plans with respect to, or which cover, its SEOs that do not comply with EESA. The Company’s SEOs have entered into letter agreements with the Company acknowledging that these covenants may require modification of the compensation, bonus, incentive and other benefit plans, arrangements and policies and agreements (including so-called “golden parachute” agreements) during the period in which the Treasury holds any securities of the Company acquired through the Purchase Agreement. The SEOs also executed waivers voluntarily waiving any claim against the Treasury and the Company for any changes to their compensation or benefits that are required to comply with EESA or any regulation issued by the Treasury under the TARP Capital Purchase Program as published in the Federal Register on October 20, 2008.

The Purchase Agreement, Warrant, Preferred Shares certificate, form of waiver with SEOs, and form of letter agreement with SEOs are attached hereto as Exhibits 10.1, 4.2, 4.3, 10.2 and 10.3, respectively to this Report on Form 8-K and incorporated herein by reference. The foregoing summary of certain provisions of these documents is qualified in its entirety by reference thereto.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated by reference into this Item 3.02.

The securities were sold in a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended. The Company has not engaged in a general solicitation or advertising with regard to the issuance and sale of such securities and has not offered securities to the public in connection with this issuance and sale.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated by reference into this Item 3.03.

Pursuant to the terms of the Purchase Agreement, prior to the earlier of (i) December 12, 2011 or (ii) the date on which the Preferred Shares have been redeemed in full or the Treasury has transferred all of the Preferred Shares to non-affiliates, the Company cannot increase its quarterly cash dividend above $0.08 or repurchase any shares of common stock or other capital stock or equity securities or trust preferred securities without the consent of the Treasury.

In addition, pursuant to the Articles of Amendment, so long as any Preferred Shares remain outstanding, the Company may not declare or pay any dividends or distributions on common stock or any class or series of the Company’s equity securities ranking junior, as to dividends and upon liquidation, to the Preferred Shares (“Junior Stock”) (other than dividends payable solely in shares of common stock) or on any other class or series of the Company’s equity securities ranking, as to dividends and upon liquidation, pari passu with the Preferred Shares (“Parity Stock”), and may not repurchase or redeem any common stock, Junior Stock or Parity Stock, unless all accrued and unpaid dividends for past dividend periods, including the latest completed dividend period, have been paid or have been declared and a sufficient sum has been set aside for the benefit of the holders of the Preferred Shares.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated by reference into this Item 5.02.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 10, 2008, the Company filed with the Secretary of State of the State of North Carolina Articles of Amendment to its Articles of Incorporation to fix the designations, preferences, limitations and relative rights of the Preferred Shares. The Articles of Amendment were effective immediately upon filing. A copy of the Articles of Amendment is set forth in Exhibit 4.1 hereto and is incorporated herein by reference.

Item 8.01	Other Events.

On December 15, 2008, Capital Bank Corporation issued a press release announcing the closing of the transaction described under “Item 1.01 Entry into a Material Definitive Agreement.” The full text of the press release is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Document

Exhibit 4.1	Articles of Amendment of the Company

Exhibit 4.2	Warrant To Purchase 749,619 Shares of Common Stock

Exhibit 4.3	Specimen Series A Preferred Stock Certificate of the Company

Exhibit 10.1
Letter Agreement, dated December 12, 2008, including the Securities Purchase Agreement – Standard Terms incorporated by reference therein, between Capital Bank Corporation and the United States Department of the Treasury

Exhibit 10.2	Form of Waiver with Senior Executive Officers

Exhibit 10.3	Form of Letter Agreement Limiting Executive Compensation with Senior Executive Officers

Exhibit 99.1	Press release dated December 15, 2008

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2008	CAPITAL BANK CORPORATION

By: /s/ B. Grant Yarber
B. Grant Yarber
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description of Document

Exhibit 4.1	Articles of Amendment of the Company

Exhibit 4.2	Warrant To Purchase 749,619 Shares of Common Stock

Exhibit 4.3	Specimen Series A Preferred Stock Certificate of the Company

Exhibit 10.1
Letter Agreement, dated December 12, 2008, including the Securities Purchase Agreement – Standard Terms incorporated by reference therein, between Capital Bank Corporation and the United States Department of the Treasury

Exhibit 10.2	Form of Waiver with Senior Executive Officers

Exhibit 10.3	Form of Letter Agreement Limiting Executive Compensation with Senior Executive Officers

Exhibit 99.1	Press release dated December 15, 2008